Exhibit 21.1 Subsidiaries of the Company

                                                                         State of
Entity Name                                                            Organization
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Academy Nursing Home, Inc.                                          Massachusetts
ADS Apple Valley Limited Partnership                                Massachusetts
ADS Apple Valley, Inc.                                              Massachusetts
ADS Consulting, Inc.                                                Massachusetts
ADS Danvers ALF, Inc.                                               Delaware
ADS Dartmouth ALF, Inc.                                             Delaware
ADS Group, Inc.(The)                                                Massachusetts
ADS Hingham ALF, Inc.                                               Delaware
ADS Hingham Limited Partnership                                     Massachusetts
ADS Hingham Nursing Facility, Inc.                                  Massachusetts
ADS Home Health, Inc.                                               Delaware
ADS Management, Inc.                                                Massachusetts
ADS Palm Chelmsford, Inc.                                           Massachusetts
ADS Recuperative Center Limited Partnership                         Massachusetts
ADS Recuperative Center, Inc.                                       Massachusetts
ADS Reservoir Waltham, Inc.                                         Massachusetts
ADS Senior Housing, Inc.                                            Massachusetts
ADS/Multicare, Inc.                                                 Delaware
ANR, Inc.                                                           Delaware
Apple Valley Partnership Holding Company, Inc. (The)                Pennsylvania
Applewood Health Resources, Inc.                                    Delaware
Arcadia Associates                                                  Massachusetts
ASL, Inc.                                                           Massachusetts
Assisted Living Associates of Berkshire, Inc. (The)                 Pennsylvania
Assisted Living Associates of Lehigh, Inc. (The)                    Pennsylvania
Assisted Living Associates of Sanatoga, Inc. (The)                  Pennsylvania
Berks Nursing Homes, Inc.                                           Pennsylvania
Bethel Health Resources, Inc.                                       Delaware
Brevard Meridian Limited Partnership                                Maryland
Breyut Convalescent Center, L.L.C.                                  New Jersey
Brightwood Property, Inc.                                           West Virginia
Brinton Manor, Inc.                                                 Delaware
Burlington Woods Convalescent Center, Inc.                          New Jersey
Care Haven Associates Limited Partnership                           West Virginia
Carefleet, Inc.                                                     Pennsylvania
Catonsville Meridian Limited Partnership                            Maryland

                                                                         State of
Entity Name                                                            Organization
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Century Care Management, Inc.                                       Delaware
Chateau Village Health Resources, Inc.                              Delaware
Cheltenham LTC Management, Inc.                                     Pennsylvania
CHG Investment Corp., Inc.                                          Delaware
CHNR-I, Inc.                                                        Delaware
Colonial Hall Health Resources, Inc.                                Delaware
Colonial House Health Resources, Inc.                               Delaware
Concord Health Group, Inc.                                          Delaware
Concord Service Corporation                                         Pennsylvania
Crestview Convalescent Home, Inc.                                   Pennsylvania
Crestview North, Inc.                                               Pennsylvania
Crystal City Nursing Center, Inc.                                   Maryland
Cumberland Associates of Rhode Island, L.P.                         Delaware
CVNR, Inc.                                                          Delaware
Dawn View Manor, Inc.                                               West Virginia
DELM Nursing, Inc.                                                  Pennsylvania
Denton Healthcare Corporation                                       Delaware
Diane Morgan and Associates, Inc.                                   Pennsylvania
Dover Healthcare Associates, Inc.                                   Delaware
Easton Meridian Limited Partnership                                 Maryland
Edella Street Associates                                            Pennsylvania
EIDOS, Inc.                                                         Florida
ElderCare Resources Corp.                                           Delaware
Elmwood Health Resources, Inc.                                      Delaware
Encare of Mendham, L.L.C.                                           New Jersey
Encare of Pennypack, Inc.                                           Pennsylvania
Encare of Quakertown, Inc.                                          Pennsylvania
Encare of Wyncote, Inc.                                             Pennsylvania
ENR, Inc.                                                           Delaware
Genesis of Palisado Avenue, Inc.                                    Connecticut
Genesis ElderCare Centers - Belvedere, Inc.                         Delaware
Genesis ElderCare Centers - Chapel Manor, Inc.                      Delaware
Genesis ElderCare Centers - Harston, Inc.                           Pennsylvania
Genesis ElderCare Centers - Pennsburg, Inc.                         Delaware
Genesis ElderCare Centers I, L.P.                                   Delaware
Genesis ElderCare Centers II, L.P.                                  Delaware
Genesis ElderCare Centers III, L.P.                                 Delaware
Genesis Eldercare Corp.                                             Delaware

                                                                         State of
Entity Name                                                            Organization
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Genesis ElderCare Diagnostic Services, Inc.                         Pennsylvania
Genesis Eldercare Home Care Services, Inc.                          Pennsylvania
Genesis ElderCare Hospitality Services, Inc.                        Pennsylvania
Genesis ElderCare Living Facilities, Inc.                           Pennsylvania
Genesis Eldercare National Centers, Inc.                            Florida
Genesis ElderCare Network Services of Massachusetts, Inc.           Pennsylvania
Genesis Eldercare Network Services, Inc.                            Pennsylvania
Genesis ElderCare Partnership Centers, Inc.                         Delaware
Genesis Eldercare Physician Services, Inc.                          Pennsylvania
Genesis Eldercare Properties, Inc.                                  Pennsylvania
Genesis Eldercare Rehabilitation Services, Inc.                     Pennsylvania
Genesis Eldercare Staffing Services, Inc.                           Pennsylvania
Genesis ElderCare Transportation Services, Inc.                     Pennsylvania
Genesis Health Ventures of Arlington, Inc.                          Pennsylvania
Genesis Health Ventures of Bloomfield, Inc.                         Pennsylvania
Genesis Health Ventures of Clarks Summit, Inc.                      Pennsylvania
Genesis Health Ventures of Indiana, Inc.                            Pennsylvania
Genesis Health Ventures of Lanham, Inc.                             Pennsylvania
Genesis Health Ventures of Massachusetts, Inc.                      Pennsylvania
Genesis Health Ventures of Naugatuck, Inc.                          Connecticut
Genesis Health Ventures of New Garden, Inc.                         Pennsylvania
Genesis Health Ventures of Point Pleasant, Inc.                     Pennsylvania
Genesis Health Ventures of Salisbury, Inc.                          Pennsylvania
Genesis Health Ventures of Wayne, Inc.                              Pennsylvania
Genesis Health Ventures of West Virginia, Inc.                      Pennsylvania
Genesis Health Ventures of West Virginia, Limited Partnership       Pennsylvania
Genesis Health Ventures of Wilkes-Barre, Inc.                       Pennsylvania
Genesis Health Ventures of Windsor, Inc.                            Pennsylvania
Genesis Healthcare Centers Holdings, Inc.                           Delaware
Genesis HealthCare Holding Company I, Inc.                          Delaware
Genesis HealthCare Holding Company II, Inc.                         Delaware
Genesis Immediate Med Center, Inc.                                  Pennsylvania
Genesis Properties Limited Partnership                              Pennsylvania
Genesis Properties of Delaware Corporation                          Delaware
Genesis Properties of Delaware Ltd. Partnership, L.P.               Delaware
Genesis SelectCare Corp.                                            Pennsylvania

                                                                         State of
Entity Name                                                            Organization
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Genesis/VNA Partnership Holding Company, Inc.                       Pennsylvania
Genesis-Georgetown SNF/JV, L.L.C.                                   Delaware
Geriatric & Medical Companies, Inc.                                 Delaware
Geriatric and Medical Investments Corporation                       Delaware
Geriatric and Medical Services, Inc.                                New Jersey
GeriMed Corp.                                                       Pennsylvania
GHV at Salisbury Center, Inc.                                       Pennsylvania
Glenmark Associates, Inc.                                           West Virginia
Glenmark Associates-Dawn View Manor, Inc.                           West Virginia
Glenmark Limited Liability Company I                                West Virginia
Glenmark Properties I, Limited Partnership                          West Virginia
Glenmark Properties, Inc.                                           West Virginia
GMA Partnership Holding Company, Inc.                               West Virginia
GMA-Brightwood, Inc.                                                West Virginia
GMA-Madison, Inc.                                                   West Virginia
GMA-Uniontown, Inc.                                                 Pennsylvania
GMC Leasing Corporation                                             Delaware
GMC-LTC Management, Inc.                                            Pennsylvania
GMS Insurance Services, Inc.                                        Pennsylvania
Governor's House Nursing Home, Inc.                                 Delaware
Greenspring Meridian Limited Partnership                            Maryland
Groton Associates of Connecticut, L.P.                              Delaware
Hammonds Lane Meridian Limited Partnership                          Maryland
Health Resources of Academy Manor, Inc.                             Delaware
Health Resources of Boardman, Inc.                                  Delaware
Health Resources of Bridgeton, L.L.C.                               New Jersey
Health Resources of Brooklyn, Inc.                                  Delaware
Health Resources of Cedar Grove, Inc.                               New Jersey
Health Resources of Cinnaminson, Inc.                               New Jersey
Health Resources of Cinnaminson, L.L.C.                             New Jersey
Health Resources of Colchester, Inc.                                Connecticut
Health Resources of Columbus, Inc.                                  Delaware
Health Resources of Cranbury, L.L.C.                                New Jersey
Health Resources of Cumberland, Inc.                                Delaware
Health Resources of Eatontown, L.L.C.                               New Jersey
Health Resources of Emery, L.L.C.                                   New Jersey
Health Resources of Englewood, Inc.                                 New Jersey

                                                                         State of
Entity Name                                                            Organization
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Health Resources of Englewood, L.L.C.                               New Jersey
Health Resources of Ewing, Inc.                                     New Jersey
Health Resources of Ewing, L.L.C.                                   New Jersey
Health Resources of Fairlawn, L.L.C.                                New Jersey
Health Resources of Farmington, Inc.                                Delaware
Health Resources of Gardner, Inc.                                   Delaware
Health Resources of Glastonbury, Inc.                               Connecticut
Health Resources of Groton, Inc.                                    Delaware
Health Resources of Jackson, L.L.C.                                 New Jersey
Health Resources of Karmenta and Madison, Inc.                      Delaware
Health Resources of Lakeview, Inc.                                  New Jersey
Health Resources of Lemont, Inc,                                    Delaware
Health Resources of Marcella, Inc.                                  Delaware
Health Resources of Middletown (RI), Inc.                           Delaware
Health Resources of Morristown, Inc.                                New Jersey
Health Resources of North Andover, Inc.                             Delaware
Health Resources of Ridgewood, L.L.C.                               New Jersey
Health Resources of Rockville, Inc.                                 Delaware
Health Resources of South Brunswick, L.L.C.                         New Jersey
Health Resources of Troy Hills, Inc.                                New Jersey
Health Resources of Wallingford, Inc.                               Delaware
Health Resources of Warwick, Inc.                                   Delaware
Health Resources of West Orange, L.L.C.                             New Jersey
Health Resources of Westwood, Inc.                                  Delaware
Healthcare Resources Corp.                                          Pennsylvania
Helstat, Inc.                                                       West Virginia
Hilltop Health Care Center, Inc.                                    Delaware
HMNH Realty, Inc.                                                   Delaware
HNCA, Inc.                                                          Pennsylvania
Holly Manor Associates of New Jersey, L.P.                          Delaware
Horizon Associates, Inc.                                            West Virginia
Horizon Mobile, Inc.                                                West Virginia
Horizon Rehabilitation, Inc.                                        West Virginia
House of Campbell (The)                                             West Virginia
HR of Charlestown, Inc.                                             West Virginia
HRWV Huntington, Inc.                                               West Virginia
Innovative Health Care Marketing, Inc.                              Pennsylvania

                                                                         State of
Entity Name                                                            Organization
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Keystone Nursing Home, Inc.                                         Delaware
Knollwood Manor, Inc.                                               Pennsylvania
Knollwood Nursing Home, Inc.                                        Delaware
Lake Manor, Inc.                                                    Pennsylvania
Lake Washington, Ltd.                                               Florida
Lakewood Health Resources, Inc.                                     Delaware
Laurel Health Resources, Inc.                                       Delaware
Lehigh Nursing Homes, Inc.                                          Pennsylvania
Liberty Health Corp.  Ltd.                                          Bermuda
Life Support Medical Equipment, Inc.                                Pennsylvania
Life Support Medical, Inc.                                          Pennsylvania
Lincoln Nursing Home, Inc.                                          Delaware
LRC Holding Company                                                 Delaware
LWNR, Inc.                                                          Delaware
Mabri Convalescent Center, Inc.                                     Connecticut
Madison Avenue Assisted Living, Inc.                                New Jersey
Manor Management Corporation of Georgian Manor, Inc.                Pennsylvania
Marlinton Associates, Inc.                                          West Virginia
Marlinton Partnership Holding Company, Inc.                         West Virginia
Marshfield Health Resources, Inc.                                   Delaware
McKerley Health Care Center - Concord Limited Partnership           New Hampshire
McKerley Health Care Center - Concord, Inc.                         New Hampshire
McKerley Health Care Centers, Inc.                                  New Hampshire
McKerley Health Facilities                                          New Hampshire
Mercerville Associates of New Jersey, L.P.                          Delaware
Meridian Edgewood Limited Partnership                               Maryland
Meridian Health, Inc.                                               Pennsylvania
Meridian Healthcare Investments, Inc.                               Maryland
Meridian Healthcare, Inc.                                           Pennsylvania
Meridian Perring Limited Partnership                                Maryland
Meridian Valley Limited Partnership                                 Maryland
Meridian Valley View Limited Partnership                            Maryland
Meridian/Constellation Limited Partnership                          Maryland
MHNR, Inc.                                                          Delaware
Middletown (RI) Associates of Rhode Island, L.P.                    Delaware
Milford ALF L.L.C.                                                  Delaware
Millville Meridian Limited Partnership                              Maryland

                                                                         State of
Entity Name                                                            Organization
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MNR, Inc.                                                           Delaware
Montgomery Nursing Homes, Inc.                                      Pennsylvania
Montgomery Nursing Homes, Inc.                                      Pennsylvania
Multicare AMC, Inc.                                                 Delaware
Multicare Companies, Inc. (The)                                     Delaware
Multicare Payroll Corp.                                             New Jersey
Norristown Nursing and Rehabilitation Center Associates, L.P.       Pennsylvania
North Cape Convalescent Center Associates, L.P.                     Pennsylvania
Northwest Total Care Center Associates, L.P.                        New Jersey
Nursing and Retirement Center of the Andovers, Inc.                 Massachusetts
Oak Hill Health Care Center, Inc.                                   Virginia
PHC Operating Corp.                                                 Delaware
Philadelphia Avenue Associates                                      Pennsylvania
Philadelphia Avenue Corporation                                     Pennsylvania
Pleasant View Retirement Limited Liability Company                  New Hampshire
Pocahontas Continuous Care Center, Inc.                             West Virginia
Point Pleasant Haven Limited Partnership                            West Virginia
Pompton Associates, L.P.                                            New Jersey
Pompton Care, L.L.C.                                                New Jersey
Prescott Nursing Home, Inc.                                         Massachusetts
Prospect Park LTC Management, Inc.                                  Pennsylvania
Providence Funding Corporation                                      Delaware
Providence Health Care, Inc.                                        Delaware
Quakertown Manor Convalescent and Rehabilitation, Inc.              Delaware
Raleigh Manor Limited Partnership                                   West Virginia
Respiratory Health Services, L.L.C.                                 Maryland
Rest Haven Nursing Home, Inc.                                       West Virginia
RHS Membership Interest Holding Company                             Pennsylvania
Ridgeland Health Resources, Inc.                                    Delaware
River Pines Health Resources, Inc.                                  Delaware
River Street Associates                                             Pennsylvania
Rivershores Health Resources, Inc.                                  Delaware
Riverview Ridge Limited Liability Company                           Pennsylvania
RLNR, Inc.                                                          Delaware
Roephel Convalescent Center, L.L.C.                                 New Jersey
Romney Health Care Center Ltd., Limited Partnership                 West Virginia
Rose Healthcare, Inc.                                               New Jersey

                                                                         State of
Entity Name                                                            Organization
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Rose View Manor, Inc.                                               Pennsylvania
RSNR, Inc.                                                          Delaware
RVNR, Inc.                                                          Delaware
S.T.B. Investors, LTD                                               New York
Sarah Brayton General Partnership                                   Massachusetts
Sarah Brayton Partnership Holding Company, Inc. (The)               Delaware
Schuylkill Nursing Home, Inc.                                       Pennsylvania
Schuylkill Partnership Acquisition Corp.                            Pennsylvania
Seminole Meridian Limited Partnership                               Maryland
Senior Living Ventures, Inc.                                        Pennsylvania
Senior Source, Inc.                                                 Massachusetts
Sisterville Haven Limited Partnership                               West Virginia
Snow Valley Health Resources, Inc.                                  Delaware
Solomont Family Fall River Venture, Inc.                            Massachusetts
Solomont Family River Medford Venture, Inc.                         Massachusetts
Somerset Partnership Holding Company, Inc. (The)                    Massachusetts
Somerset Ridge General Partnership                                  Massachusetts
Somerset Ridge L.L.C.                                               Massachusetts
Somerset Ridge Limited Partnership                                  Massachusetts
Stafford Convalescent Center, Inc.                                  Delaware
State Street Associates, Inc.                                       Pennsylvania
State Street Associates, L.P.                                       Pennsylvania
Straus Group-Hopkins House, L.P. (The)                              New Jersey
Straus Group-Old Bridge, L.P. (The)                                 New Jersey
Straus Group-Quakertown Manor, L.P. (The)                           New Jersey
Straus Group-Ridgewood, L.P. (The)                                  New Jersey
SVNR, Inc.                                                          Delaware
Teays Valley Haven Limited Partnership                              West Virginia
Therapy Care Systems, L.P.                                          Pennsylvania
TMC Acquisition Corp.  f/k/a Troy Hills Assisted Living, Inc.       New Jersey
Tri State Mobile Medical Services, Inc.                             West Virginia
Valley Medical Services, Inc.                                       Pennsylvania
Valley Transport Ambulance Service, Inc.                            Pennsylvania
Versalink, Inc.                                                     Delaware
Villas Realty & Investments, Inc.                                   Pennsylvania
Volusia Meridian Limited Partnership                                Maryland
Wallingford Associates of Connecticut, L.P.                         Delaware
Walnut LTC Management, Inc.                                         Pennsylvania

                                                                         State of
Entity Name                                                            Organization
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Warwick Associates of Rhode Island, L.P.                            Delaware
Wayside Nursing Home, Inc.                                          Delaware
Weisenfluh Ambulance Service, Inc.                                  Pennsylvania
West Phila.  LTC Management, Inc.                                   Pennsylvania
Westford Nursing and Retirement Center, Inc.                        Massachusetts
Westford Nursing and Retirement Center, Limited Partnership         Massachusetts
Ye Olde Ambulance Company, Inc.                                     Pennsylvania
York LTC Management, Inc.                                           Pennsylvania
Willow Manor Nursing Home, Inc.                                     Massachusetts
Wyncote Healthcare Corp.                                            Pennsylvania